UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2020

REGIONS FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34034	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Fifth Avenue North

Birmingham, Alabama 35203

(Address, including zip code, of principal executive office)

Registrant’s telephone number, including area code: (800) 734-4667

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	RF	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of 6.375% Non-Cumulative Perpetual Preferred Stock, Series A	RF PRA	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of 6.375% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series B	RF PRB	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of 5.700% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series C	RF PRC	New York Stock Exchange

Item 7.01.	Regulation FD Disclosure

On December 7, 2020, Regions Financial Corporation (“Regions”) is sending redemption notices to the holders of its 2.750% Senior Notes due August 14, 2022 (the “Notes”), which will result in the redemption on December 17, 2020 (the “Redemption Date”) of the Notes pursuant to the terms of the Indenture, dated as of August 8, 2005 (the “Base Indenture”), between Regions, as issuer, and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), as supplemented by the Eighth Supplemental Indenture, dated as of August 14, 2017, between Regions and the Trustee (the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”), at an aggregate redemption price equal to the greater of (x) 100% of the aggregate principal amount of the Notes to be redeemed, or (y) the sum of the present values of the remaining scheduled payments being redeemed plus, in each case, any accrued and unpaid interest to, but excluding, the Redemption Date. In determining the present values of the remaining scheduled payments, Regions will discount such payments to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the Treasury Rate (as defined in the Indenture) plus 0.150% (15 basis points). The Treasury Rate will be calculated by Regions on the third business day preceding the Redemption Date.

In accordance with general instruction B.2 of Form 8-K, this information is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regions Financial Corporation

Date: December 7, 2020	By:	/s/ Hardie B. Kimbrough, Jr.
	Name:	Hardie B. Kimbrough, Jr.
	Title:	Executive Vice President and Controller (Chief Accounting Officer and Authorized Officer)